Advantage Advisers, Inc.
                                                        The India Fund, Inc.
                                                        Annual Report
                                                        December 31, 1999

                                                            The India Fund, Inc.

The India Fund, Inc.

                                                               February 15, 2000

Dear Fund Shareholder,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 1999. The Fund's common stock closed on the New York Stock Exchange at $16.75 per share on December 31, 1999, which represents a 28% discount to the $23.21 per share net asset value ("NAV") as of that date.

The Fund's NAV rose 162.3% during the 12 months ended December 31, 1999. That was approximately twice the rate of increase of both the Dollex Index of India's 200 leading stocks, which rose 81.8% during the year, and the IFC Index, which increased 83.9% during the year. The Investment Manager's continued strategy of overweighting the rapidly-growing information technology (IT)-related sectors -- Computer Software & Programming and Computer Training -- contributed to the Fund's outperformance. At December 31, 1999, these IT-related sectors represented in the aggregate 42.8% of the Fund's portfolio, which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors.

However, while continuing to overweight the IT-related sectors, the Investment Manager during the year trimmed positions in selected outperformers in those sectors, as well as in Pharmaceuticals and Consumer Non-Durables, as India's economy showed increasing signs of a broad-based recovery.

In addition, during the year, the Fund increased its weighting in the Telecommunications and Telecommunications Equipment sectors. This move reflects a response to the Indian Government's deregulation and reform efforts, which are expected to spur increased capital expenditure, making the sectors more fundamentally attractive to investors.

The Fund's Investment Manager believes that the Indian market is today benefiting from the convergence of a number of positive fundamental trends, including: a strong demand for India's highly competitive IT-related industry sectors, the cyclical economic recovery, a stable inflation/interest rate outlook, a return of political stability, and favorable liquidity conditions in the Indian equity market. However, some of the key risks to this positive outlook include: the potential loss of momentum for political and economic reform, the


                                                                               1
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THE INDIA FUND, INC.


continuing tense relationship with Pakistan, and an increasing vulnerability of the IT-related stocks to a sharp downturn in the Nasdaq market.

Presently, the Investment Manager believes that the overall risk/reward profile favors a positive view of the Indian market, and plans to continue to focus on strong companies which it believes have solid management, attractive growth prospects and reasonable valuations.

On behalf of the Board of Directors, I thank you for your participation in the Fund. If you have any questions for us, do not hesitate to call our toll-free number at (800) 421-4777.

Sincerely,


/s/ Bryan McKingney

Bryan McKigney
President and Secretary


2
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                                                            THE INDIA FUND, INC.

Report of the Investment Manager

For the Year Ended December 31, 1999

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKET

For a market that has experienced many exogenous shocks and extreme volatility, the investment environment proved remarkably friendly for Indian equities during 1999.

The Dollex Index of India's 200 leading stocks rose 81.8% during the 12 months ended December 31, 1999, while the IFC Index, the key benchmark against which the Fund's performance is measured, increased 83.9%.

The Indian stock market reached its low point for the year during the second quarter, reflecting: (1) reaction to the Indian government's loss of a no-confidence vote in April (requiring new elections) and (2) renewed fighting in May between India and Pakistan at the Kashmir border. In hindsight, the second quarter market pullback turned out to be an excellent buying opportunity for investors. From its second quarter low of 125 at the end of April 1999, the Dollex Index went on to surge upward by 79% to 224 by year's end.

The Indian market performed well against most of the markets in the region. India's dollar-denominated, full-year 1999 performance ranked fifth among the 15 Far East markets using the Morgan Stanley Capital International (MSCI) country indices for comparison. Only the performances of South Korea, Singapore, Malaysia and Indonesia ranked ahead of India. Looking ahead, we believe that India will continue to be a strong performer in the region.

We believe that India is today benefiting from a convergence during 1999 of several positive fundamental trends which we believe should continue to strengthen over the next 12 months. These include: (1) India's competitive information technology (IT)-related sectors, which are experiencing strong demand due to the continuing global technology boom; (2) a cyclical Indian economic

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------


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THE INDIA FUND, INC.

recovery; (3) stable inflation/interest rate outlook; (4) a return of political stability in the country; and (5) favorable liquidity conditions in the equity market.

However, there are a number of key risks to the positive Indian market outlook, some of which include: (1) loss of momentum for political and economic reform;
(2) the continuing tense relationship with Pakistan; and (3) an increasing vulnerability of Indian IT-related stocks to a sharp downturn in the Nasdaq market. Nevertheless, in the final analysis, we believe the risk/reward profile continues to favor a bullish stance on the Indian market.

--------------------------------------------------------------------------------
POLITICS

1999 was another turbulent year in Indian politics. The year got off to a promising start, with Prime Minister Vajpayee's dramatic peace-seeking journey to Pakistan, followed by an inspiring, investor-friendly Government budget. However, a sharp reversal of this positive momentum occurred during the second quarter. First, the Government's dismissal of its naval chief -- which appeared at the time to be a minor issue -- angered one of the smaller coalition partners sufficiently that it withdrew its political support, sparking a no-confidence vote in the Indian legislature. The Government -- with the Bhartiya Janata Party
(BJP) in control -- ultimately lost by one vote. In addition, on May 26th, hostilities between India and Pakistan at the Kashmir border flared up again. After several skirmishes, however, the Kashmir militants withdrew and the situation normalized.

The political uncertainty prevailing at mid-year 1999 was not particularly encouraging for investors. In fact, little in the way of substantive structural reform was tackled during the second and third quarters of 1999. However, by the time the September elections arrived, the BJP had built up a far more stable support base. The BJP not only won the elections, but did it with a far more stable coalition.

The hope is that the recent elections have paved the way for a new era of political stability in India, which, in turn, would give the Government the necessary muscle to move ahead with a tough reform agenda. In fact, some movement in this direction has already taken place. Key achievements in just the past few months include: (1) the removal of an unsustainable Government subsidy on diesel fuel oil and the successful handling of a truckers' strike; (2) the quick start to the divestment of Government-owned properties with the US$250 million issue of shares of GAIL, a state-owned oil and gas company; and (3) the passage of an important bill to open up the insurance industry to private and foreign investment.

There are many more items on the Government's reform agenda, including: (1) telecommunications sector reforms; (2) financial sector reforms; (3) further deregulation in various other sectors; (4) widening of the tax net; and (5) further liberalization of the inward investment environment. If the Government can accomplish even some of these reforms during the year, we believe that should have a meaningful positive impact on the investment climate in 2000.


4
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                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
ECONOMY

The Indian economy began a cyclical recovery during the first half of fiscal 1999. We believe that this was evidenced by India's Index of Industrial Production (IIP), which increased 6.9% between April-October 1999 (versus a 3.5% increase in April-October 1998), powered largely by electricity (up 8.1%) and manufacturing (up 7.5%). Moreover, momentum continued to pick up during the third fiscal quarter, beginning October 1999.

There was also considerable buoyancy in most other economic indicators, including commercial vehicle sales (up 28%) and cement consumption (up 18.3%), for the period April 1999 to October 1999; and tax collections, which during April 1999 to December 1999 were running 17% higher year-over-year versus the comparable period a year earlier.

Given this robust activity, it is expected that real GDP growth for the Government's fiscal year ending March 2000 will reach the lower end of the Government's 6-7% growth forecast. Looking ahead, we believe it is reasonable to expect that GDP growth should accelerate further in the fiscal year ending March 2001.

Despite the rising economic activity, the rate of inflation has fallen sharply during the Government's current fiscal year (which ends March 2000), with the result that India's Consumer Price Index (CPI) has been hovering near a 1-2% annual rate for the quarter ended December 31, 1999. Also, the Wholesale Price Index (WPI), which has fallen less drastically than the CPI, has been averaging a 3-4% annual rate for the past six months.

Trends in bank credit continued to look encouraging, with credit growth for the April-October 1999 period up 6.8% year-over-year versus the same period in 1998. Liquidity trends were also favorable during the year. With inflation stable, the Indian Central Bank cut the Cash Reserve Ratio (reserve requirement) in November by 1%, which, together with other moves, injected approximately Rs 80 billion in the financial system. The currency, the Indian Rupee (Rs), remained relatively stable during calendar year 1999 depreciating by only 2% for the year (all of that during the second quarter) to Rs 43.5 to the U.S. dollar (US$) from Rs 42.5 to the U.S. dollar at the end of 1998. The country's foreign exchange reserve position strengthened during 1999. Foreign exchange reserves rose to nearly US$35.0 billion at December 31, 1999, from US$29.7 billion at March 31, 1999.

There has also been increasingly good news on the trade front. For the period April-September 1999, India's total exports rose 7.4% year-over-year versus April-September 1998 from US$16.3 billion to US$17.5 billion, while imports were up 5.6% to US$22.5 billion from US$21.3 billion.

These export figures do not include India's software exports, which are classified as services or "invisibles" in India's Balance of Payments. For the April-September 1999 period, it is estimated that software exports totaled US$1.87 billion, having registered a compounded annual growth rate of over


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THE INDIA FUND, INC.


60% over the past five years, from US$175 million in the April-September 1994 period. Looking ahead, export growth is expected to continue to accelerate.

We believe that the major weakness in the Indian economy continues to be the high Government budget deficit, which is starting to be matched by deteriorating state (as opposed to federal Government) finances. It is now estimated that the deficit will overshoot the March 2000 fiscal year target of 5.2% of GDP, coming in closer to 6% of GDP. A major reason that the overall indebtedness of the country is rising is that a substantial portion of the debt is owed by the states to the federal Government. Hence, if the states reach the point where they are unable to service this debt in a timely fashion, the federal Government's financial condition would be further jeopardized.

The key hope is that the current more stable political environment will provide the opportunity to tackle tough fiscal management measures, such as the reduction of subsidies, downsizing the Government, and reducing the public debt. The encouraging news is that all the political parties, even the weakened opposition, appear now to be reform-oriented. The challenge will be to seize the current opportunity to create as much change as possible.

--------------------------------------------------------------------------------
PERFORMANCE

The Fund's net asset value (NAV) rose 162.3% during the 12 months ended December 31, 1999, approximately twice the percentage gain recorded by the Dollex Index of India's 200 leading stocks (up 81.8%) and the IFC Index (up 83.9%).

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During 1999, the Fund maintained its strategy of overweighting the Information Technology (IT)-related sectors -- Computer Software & Programming and Computer Training. Given the continued growth of the global IT market and India's competitive software industry, that strategy continued to enhance the Fund's performance.

However, during the year, as India's economy showed increasing signs of a broad-based recovery, the Fund responded by trimming positions in selected outperformers in the IT-related sectors as well as in Pharmaceuticals and Consumer Non-Durables. Proceeds were used to add to positions in economically sensitive, cyclical companies.

In addition, one notable strategic shift during 1999 was the Fund's increased weighting in the Telecommunications and Telecommunications Equipment sectors. The main catalyst for this shift was the Government's deregulation and reform efforts, which are expected to spur increased capital expenditure, making these sectors more fundamentally attractive to investors.


6
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                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
KEY SECTOR HOLDINGS

                                 % of Total Holdings
Sector                            December 31, 1999    Top Holdings in Sector
------------------------          -----------------    -------------------------
Computer Software & Programming          32.7%         Infosys Technologies,
                                                         Satyam Computers
                                                         Services
Pharmaceuticals                          11.9%         Dr. Reddy's Laboratories
Computer Training                        10.1%         NIIT
Telecommunications &                      6.7%         Videsh Sanchar Nigam
   Telecommunications Equipment
Consumer Non-Durables                     6.4%         Hindustan Lever
Vehicles                                  6.0%         Punjab Tractors
Media                                     5.2%         Zee Telefilms
Engineering                               3.7%         Larsen & Toubro

COMPUTER SOFTWARE & PROGRAMMING; COMPUTER TRAINING

Computer Software & Programming remains the highest-weighted sector in the Fund, while Computer Training also remains near the top of the list. Industry fundamentals remain robust for Indian software companies as their huge cost advantage over U.S.-based counterparts is expected to continue for the foreseeable future. It is estimated that new engineers at Infosys Technologies earn only US$7,500 per year (in addition to US$7,500 training costs) vs. comparable U.S. starting salaries of US$40,000-US$60,000 per year.

The corporate outsourcing trend should remain intact, as more global multinationals look to reduce their products' time to market. That said, as technology stock valuations continue to climb more steeply, there is growing concern about the potential for a "bubble" and subsequent sharp sell-off. Although we expect to maintain the Fund's overweight position in the technology-related sectors, we are likely to continue to trim large positions occasionally when stocks either become, in our opinion, overvalued or the Fund becomes too heavily concentrated in technology-related sectors.

Infosys Technologies, the Fund's top holding, reported a 96% rise in net income for its third fiscal quarter ended December 31, 1999, to Rs 737.9 million from Rs 377.4 million in the comparable year-earlier period. Revenues rose 66% to Rs
2.33 billion in the three months ended December 31, 1999, from Rs 1.4 billion in the comparable year-earlier period. The company continues to add new customers, while also rapidly moving up the value-added chain into new products, such as e-commerce-related software.

Satyam Computers Services, benefiting from the same key trends as Infosys, also reported a stellar third fiscal quarter (three months ended December 31, 1999), with net profit rising 83% year-over-year to Rs 361.8 million, from Rs 198.1 million 12 months earlier.

NIIT reported that net income in its first fiscal quarter ended December 31, 1999 increased 116% to Rs 185.2 million from Rs 85.8 million in the year-earlier period. An increasing part of NIIT's


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THE INDIA FUND, INC.


sales are coming from higher-margin business software services, with a dwindling portion from its computer education business, which is positively impacting margins.

PHARMACEUTICALS

Although the Fund trimmed its overweight position in Pharmaceuticals from 14.2% of the portfolio at mid-year 1999, the Fund remained relatively overweighted in the sector at 11.9% of the Fund's holdings at December 31, 1999. Our reasons for reducing exposure largely hinged on perceived expensive valuations for moderately declining (though still high) growth rates. At 11.9% of the portfolio, we still remain optimistic on the pharmaceutical industry's prospects. We believe that the prospective introduction of product patent laws in 2005 has been a catalyst for the pharmaceutical companies, pushing them to increasingly focus on new drug discoveries, and less on reverse engineering. This new environment is also expected to drive increased M&A (merger and acquisition) activity.

Dr. Reddy's Laboratories remains a key holding. The company currently has three drugs in either Phase I or Phase II clinical trials. It continues to alter its business mix in favor of formulations and exports to non-Russian markets. Revenues for its third fiscal quarter ended December 31, 1999 showed strong 35% growth to Rs 1,206.7 million versus Rs 896.5 million in the year-earlier period.

TELECOMMUNICATIONS/TELECOMMUNICATIONS EQUIPMENT

Including Telecommunications Equipment companies the Fund increased its weighting in the overall Telecommunications sector to 6.7% at December 31, 1999 from 5% at June 30, 1999. The increase was influenced in part by the Indian Government's progress in finally approving the National Telecom Policy (NTP), which is expected to pave the way for key restructuring/reform measures of the Department of Telecom (DoT). We expect it to lead to exciting new opportunities for industry participants, as well as sharply increased spending on telecommunications equipment.

Videsh Sanchar Nigam (VSNL), the international telephone monopoly, remains a significant Fund holding. With roughly 90% of revenue coming from international calls, traffic volumes should continue to be the company's main growth driver in the near term. However, VSNL is also focusing on its market leading position as an Internet service provider (ISP), where, as of December 1999, it had over 300,000 subscribers, much higher than its nearest competitor Satyam Infoway, which had 100,000 subscribers at that time. In its most recent earnings announcement, VSNL reported a 17.6% decline in net income for its second fiscal quarter ended September 30, 1999, to Rs 3.46 billion from Rs 4.2 billion, largely due to a March 1999 reduction in tariffs. However, call traffic is expected to build in subsequent quarters.

CONSUMER NON-DURABLES

The Fund maintained an overweight position in Consumer Non-Durables, though one stock, Hindustan Lever (HLL), accounts for the majority of the Fund's holdings in this sector. HLL, a 51% subsidiary of Unilever Plc, is the leading consumer products company in India, with dominance in home care, personal care, and food & beverages. According to management, HLL's three


8
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                                                            THE INDIA FUND, INC.

key growth drivers are vision, technology, and understanding of the consumer. These attributes, combined with efficient supply chain management, have led to continued strong earnings growth. For the first nine months of 1999, revenues rose a reported 7% to Rs 24,516 million versus Rs 22,912 million in the comparable year-earlier period; net profit increased 25% to Rs 7,248 million in the nine months ended September 30, 1999, from Rs 5,798 million in the first nine months of 1998.

VEHICLES

Although still significant, the Fund's sector weighting in Vehicles has been cut back considerably, from over 11% at June 30, 1999 to 6.0% at December 31, 1999. We believe that there are now better opportunities elsewhere in India (i.e., in telecommunications). With that said, we do retain significant exposure, in view of the recent encouraging signs of India's cyclical upturn and the cyclically sensitive nature of the sector.

Although we have trimmed back on the position, Punjab Tractors continues as the Fund's top holding in the sector. We view Punjab Tractors as extremely well managed. Its return on equity has exceeded 40% for its past three fiscal years.

MEDIA

The Fund's overweight position in the Media sector consists almost entirely of one stock, Zee Telefilms, the only integrated participant in India's cable and satellite market, with a presence in content creation, broadcasting, and distribution. Electronic media is still in its early stages of evolution in India, with enormous growth potential. We believe Zee Telefilms is in an excellent competitive position, with its current highly popular Hindi channels, and the ability to leverage its massive content library to launch new channels in the future. Moreover, the company's wide range of businesses gives it tremendous scope for cross promotion and other synergies. For the six months ended September 30, 1999, the company reported net profit growth of 33.7% to Rs 370 million from Rs 277 million in the comparable period a year earlier.

ENGINEERING

The Fund's engineering industry exposure is largely weighted in one company, Larsen & Toubro. The company is a key beneficiary of India's cyclical upturn in the industrial sectors, rising infrastructure investment, and the improving outlook for the cement sector. Company-specific factors, such as further restructuring potential and better management add to its appeal. The restructuring involves divesting non-core businesses -- switchgear, construction equipment, and electrical equipment -- to focus more intensely on the core businesses: engineering and construction, cement, and software. Larsen & Toubro reported that net income for the three months ended September 30, 1999 fell 31% to Rs 876 million from Rs 1,266 million in the three months ended September 30, 1998. However, this steep decline was largely due to a change in inventory accounting policy, which added Rs 305 million in additional charges in the three months ended September 30, 1999.


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THE INDIA FUND, INC.

--------------------------------------------------------------------------------
OUTLOOK

We believe that 2000 should be another exciting year for investors in Indian equities. Several positive fundamental factors converged in 1999: (1) the boom in India's IT-related sectors; (2) the Indian economy's cyclical recovery (3) a stable inflation/interest rate environment; and (4) the Government's new-found political stability. Taken together, we expect that these trends will add up to create a continuing favorable investment environment.

In India, as deposit account interest rates have fallen, and confidence in equities as an asset class has been restored through substantial gains in the past 12 months, domestic savings are increasingly being invested in shares of Indian companies and mutual funds. Foreign investors are also realizing that with the new paperless trading system, the growing IT sectors, and the sharply rising overall market capitalization, India is one of the largest, most liquid and most promising markets in Asia. Moreover, at a collective price-to-earnings ratio of 17-19 times -- using data published by Institutional Brokers Estimate System (I/B/E/S) -- and with 18-20% predicted earnings growth in 2000, India also measures up as having one of the more attractive growth/valuation profiles in the Asian region.

There are, however, some significant risks to the positive outlook: (1) a possible breakup of the coalition Government; (2) a slowdown in the momentum for reform; (3) India's tense and volatile relationship with Pakistan may erupt in violence once more; and (4) the increased vulnerability of Indian IT-related stocks to a Nasdaq "correction" or even prolonged bear market.

Although there is clearly a chance that one or more of these risks may materialize, we believe that the overall risk/reward profile remains favorable. We will continue to actively manage risk in the Fund's portfolio as best we can by focusing on strong companies which we consider to have solid management, attractive growth prospects, and reasonable valuations.

Punita Kumar-Sinha
Portfolio Manager
January 15, 2000


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                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Share Repurchase Program

The Board of Directors of the Fund previously authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the year ended December 31, 1999, the Fund repurchased a total of 830,700 shares of its common stock. Supplementally, during December 1999, the Board of Directors authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock (beyond the initial 1,000,000 shares previously authorized for repurchase). (For details regarding shares repurchased by the Fund, see note E to the Financial Statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.
--------------------------------------------------------------------------------


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THE INDIA FUND, INC.

Schedule of Investments                                       December 31, 1999

INDIA (100% of holdings)
COMMON STOCKS  (99.96% of holdings)

Number                                                  Percent of
of Shares         Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Cement                                 2.32%
     1,017,127    Associated Cement Companies Ltd ............   $  2,948,751         $  5,804,639
       985,266    Gujarat Ambuja Cements Ltd .................      4,340,433            7,383,832
        90,000    Gujarat Ambuja Cements Ltd GDR .............        396,000              686,250
       812,700    India Cements Ltd ..........................      1,444,165            1,457,255
         2,301    Jaiprakash Industries Ltd+ .................          5,663                4,047
         8,895    Madras Cement Ltd ..........................      1,089,442            1,426,625
        47,860    Panyam Cements and Mineral Industries Ltd+ .        481,285              310,265
       443,630    Shree Cement Ltd+ .........................         947,396              632,300
                                                                 ------------         ------------
                                                                   11,653,135           17,705,213
                                                                 ------------         ------------

                  Chemicals                              1.15%
            48    Atul Products Ltd ..........................             93                   26
        27,500    Bayer (India) Ltd ..........................      1,006,193              925,960
       846,600    BOC Ltd+ ...................................      1,072,264            1,226,110
       285,000    Hind Lever Chemicals Ltd ...................      3,089,431            3,247,690
       515,500    ICI (India) Ltd ............................      2,743,295            2,657,491
            50    Indian Organic Chemicals Ltd+ ..............            140                   13
           100    JF Laboratories Ltd+ .......................            174                   25
       225,800    United Phosphorous Ltd .....................        835,908              706,209
                                                                 ------------         ------------
                                                                    8,747,498            8,763,524
                                                                 ------------         ------------
                  Computer Hardware                      0.34%
       101,400    Digital Equipment (India) Ltd ..............        590,032            2,610,759
                                                                 ------------         ------------
                                                                      590,032            2,610,759
                                                                 ------------         ------------

                  Computer Software & Programming       32.70%
       558,700    DSQ Software Ltd ..........................       1,180,241           10,698,784
       456,644    Infosys Technologies Ltd ..................       1,845,756          152,385,252
       195,400    Leading Edge Systems Ltd ..................       1,868,593            8,308,318
           800    Mastek Ltd ................................           2,012               84,702
        91,100    Pentafour Software & Exports Ltd ..........         484,389            2,797,922
       205,500    Rolta India Ltd ...........................         599,760            1,927,448
     1,453,360    Satyam Computers Services Ltd .............       1,731,262           73,469,854
           500    Silverline Technologies Ltd ...............             712                9,311
                                                                 ------------         ------------
                                                                    7,712,725          249,681,591
                                                                 ------------         ------------


12
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                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

COMMON STOCKS (continued)

Number                                                  Percent of
of Shares         Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Computer Training                     10.13%
       838,800    NIIT Ltd ..................................    $  3,475,202         $ 63,932,950
       263,500    Software Solutions Integrated Ltd .........       1,565,002           13,371,262
                                                                 ------------         ------------
                                                                    5,040,204           77,304,212
                                                                 ------------         ------------
                  Consumer Miscellaneous                 5.52%
       660,088    Bata India Ltd ...........................        3,439,774            2,094,072
           135    Surya Roshni Ltd .........................              356                   90
       196,800    Timex Watches Ltd+ .......................          140,800              101,341
     1,591,000    Zee Telefilms Ltd ........................        3,104,337           39,968,846
                                                                 ------------         ------------
                                                                    6,685,267           42,164,349
                                                                 ------------         ------------
                  Consumer Non-Durables                  6.41%
       143,600    Godfrey Philips India Ltd ................        2,701,945            1,865,150
       694,611    Hindustan Lever Ltd ......................       21,733,277           35,928,155
       729,781    ITC Ltd ..................................       11,900,932           11,156,422
                                                                 ------------         ------------
                                                                   36,336,154           48,949,727
                                                                 ------------         ------------
                  Diversified Industries                 0.53%
       428,502    Grasim Industries Ltd ....................        3,816,903            4,019,053
           175    HMG Industries Ltd+ ......................              359                   17
         1,744    Indian Rayon and Industries Ltd ..........            6,451                4,637
                                                                 ------------         ------------
                                                                    3,823,713            4,023,707
                                                                 ------------         ------------
                  Electricity                            0.45%
       777,300    BSES Ltd .................................        3,350,943            3,412,972
            54    CESC Ltd+ ................................              342                   42
           150    Tata Power Company Ltd ...................              797                  250
                                                                 ------------         ------------
                                                                    3,352,082            3,413,264
                                                                 ------------         ------------
                  Electronics & Electrical Equipment     1.63%
       352,983    Asea Brown Boveri Ltd ....................        5,753,833            2,028,638
       352,983    Asea Brown Boveri Manangement Ltd* .......                0                    0
       350,000    Asian Electronics Ltd ....................        2,200,052              538,678
     1,588,505    Bharat Heavy Electricals Ltd .............       10,641,355            7,668,645
     1,096,600    Crompton Greaves Ltd .....................        5,785,173            1,260,460

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

COMMON STOCKS (continued)

Number                                                  Percent of
of Shares         Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Electronics & Electrical Equipment (continued)
       704,000    KEC International Ltd ....................     $  1,681,175         $    945,949
            49    Siemens India Ltd+ .......................            1,083                  575
                                                                 ------------         ------------
                                                                   26,062,671           12,442,945
                                                                 ------------         ------------
                  Engineering                            3.66%
             2    Lakshmi Machine Works Ltd ................              394                   70
     1,656,631    Larsen & Toubro Ltd ......................       10,665,957           21,170,602
       202,800    Larsen & Toubro Ltd GDR ..................        2,067,189            6,793,800
                                                                 ------------         ------------
                                                                   12,733,540           27,964,472
                                                                 ------------         ------------
                  Extractive Industries                  1.93%
       405,655    Hindalco Industries Ltd ..................        7,801,988            7,506,949
     8,520,100    Hindustan Zinc Ltd .......................        3,095,106            3,231,762
           200    Indian Aluminium Ltd .....................            1,143                  409
     2,773,250    National Aluminium Company Ltd ...........        3,515,396            4,032,369
           606    Sesa Goa Ltd .............................            4,614                1,499
                                                                 ------------         ------------
                                                                   14,418,247           14,772,988
                                                                 ------------         ------------
                  Fertilizers                            0.21%
       135,400    Agrevo India Ltd .........................        2,074,205            1,603,011
         7,700    Chambal Fertilizers & Chemicals Ltd ......            5,977                2,726
         1,950    Nagarjuna Fertilizer & Chemicals Ltd .....            2,130                  677
            50    Southern Petrochemicals Industries
                    Corporation Ltd ........................               43                   28
                                                                 ------------         ------------
                                                                    2,082,355            1,606,442
                                                                 ------------         ------------
                  Finance                                0.00%
           100    Bank of Baroda ...........................              190                  147
            50    ICICI Ltd++ ..............................              105                  106
         2,300    Oriental Bank of Commerce ................            2,099                2,432
                                                                 ------------         ------------
                                                                        2,394                2,685
                                                                 ------------         ------------
                  Food                                   1.12%
        71,578    Cadbury India Ltd ........................        1,442,594            1,235,749
       123,590    International Bestfoods Ltd+ .............          966,508              894,962
       260,388    Nestle India Ltd .........................        2,795,674            2,573,950
       250,000    Rahul Dairy & Allied Products+* ..........           79,643                7,184
           100    Rank Industries Ltd+ .....................              253                   14
       134,693    Smithkline Beecham Consumer Healthcare Ltd        1,373,515            1,602,382


                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

COMMON STOCKS (continued)

Number                                                  Percent of
of Shares         Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Food (continued)
            50    Tata Tea Ltd .............................             $539                 $603
       366,600    United Breweries Ltd .....................        1,936,263            2,229,097
                                                                 ------------         ------------
                                                                    8,594,989            8,543,941
                                                                 ------------         ------------
                  Hotels & Leisure                       0.00%
           121    Indian Hotels Company Ltd ................            1,976                  882
                                                                 ------------         ------------
                                                                        1,976                  882
                                                                 ------------         ------------
                  Household Appliances                   0.08%
       600,000    IFB Industries Ltd+ ......................        3,271,110              111,724
           200    Kalyani Sharp India Ltd+ .................              274                   88
           500    Phil Corporation Ltd .....................            1,366                  443
            20    Philips India Ltd ........................               19                   48
           200    Samtel Color Ltd+ ........................              395                  202
           450    Videocon Appliances Ltd ..................            2,629                  190
           519    Videocon International Ltd ...............              951                  727
       377,322    Voltas Ltd ...............................          833,091              517,842
                                                                 ------------         ------------
                                                                    4,109,835              631,264
                                                                 ------------         ------------
                  Packaging                              0.05%
       737,630    Flex Industries Ltd+ ......................       4,136,752              390,011
           500    Universal Prime Aluminum+* ................             788                   35
                                                                 ------------         ------------
                                                                    4,137,540              390,046
                                                                 ------------         ------------
                  Petroleum Related                      1.54%
     2,312,850    Hindustan Petroleum Corporation Ltd .......      17,045,112            9,729,921
           820    Indian Petrochemicals Corporation Ltd .....           1,740                2,055
     1,719,526    Madras Refineries Ltd .....................       3,203,917            2,047,619
                                                                 ------------         ------------
                                                                   20,250,769           11,779,595
                                                                 ------------         ------------
                  Pharmaceuticals                       11.87%
       395,850    Cipla Ltd .................................       2,638,991           12,649,000
       184,000    Dabur India Ltd ...........................       1,409,963            4,991,264
       642,822    Dr. Reddy's Laboratories Ltd ..............       5,334,042           21,309,180
       556,500    E. Merck (India) Ltd ......................       3,639,822            8,187,586
        64,550    Glaxo India Ltd ...........................         573,330            1,084,366
       199,300    Hoechst Marion Roussel Ltd ................       2,004,007            4,747,693
       179,800    IPCA Laboratories Ltd .....................         655,603              980,013
           200    Orchid Chemicals & Pharmaceuticals Ltd ....             677                1,614

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

COMMON STOCKS (continued)

Number                                                  Percent of
of Shares         Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Pharmaceuticals (continued)
            50    Parke-Davis (India) Ltd ...................    $        506         $        414
       917,897    Ranbaxy Laboratories Ltd ..................       8,378,013           19,476,297
       212,800    Rhone-Poulenc India Ltd ...................       2,958,132            6,971,034
       149,100    Sun Pharmaceutical Industries Ltd .........       1,013,606            5,869,741
       174,600    Torrent Pharmaceuticals Ltd ...............       1,554,071            2,376,166
       175,000    Wyeth Lederle Ltd .........................       1,810,382            1,984,540
                                                                 ------------         ------------
                                                                   31,971,145           90,628,908
                                                                 ------------         ------------
                  Steel                                  1.24%
         6,010    Essar Steel Ltd+ ..........................          23,144                1,699
     2,905,426    Tata Iron and Steel Company Ltd ...........      12,851,321            9,457,663
                                                                 ------------         ------------
                                                                   12,874,465            9,459,362
                                                                 ------------         ------------
                  Steel Products                         0.29%
       295,250    Bharat Forge Ltd ..........................       1,199,128            2,205,891
           100    Choksi Tube Company Ltd ...................             237                   32
            20    Super Forging & Steels Ltd+ ...............              36                    3
                                                                 ------------         ------------
                                                                    1,199,401            2,205,926
                                                                 ------------         ------------
                  Telecommunications                     4.29%
     3,101,000    Mahanagar Telephone Nigam Ltd .............      17,238,722           13,758,460
       260,602    Videsh Sanchar Nigam Ltd ..................       5,526,620           10,837,448
       329,000    Videsh Sanchar Nigam Ltd GDR ..............       5,703,860            8,159,200
                                                                 ------------         ------------
                                                                   28,469,202           32,755,108
                                                                 ------------         ------------
                  Telecommunications Equipment           2.46%
           300    Bhagyanagar Metals Ltd ....................             724                  272
        32,000    Global Tele-Systems Ltd ...................         747,802              704,736
     1,158,500    Himichal Futuristic Communications Ltd ....       7,149,723           18,043,305
                                                                 ------------         ------------
                                                                    7,898,249           18,748,313
                                                                 ------------         ------------
                  Textiles - Cotton                      0.18%
       390,700    Arvind Mills Ltd+ .........................       1,382,087              211,068
           100    HP Cotton Textile Mills Ltd +* ............             233                   12
       500,000    Pantaloon Fashions (India)+ ...............         497,863              862,069
       200,000    Vardhaman Spinning & General Mills Ltd ....         455,739              308,046
                                                                 ------------         ------------
                                                                    2,335,922            1,381,195
                                                                 ------------         ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

BONDS (0.04% of holdings)

Par Value                                               Percent of
(000)             Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Textiles - Synthetic                   3.45%
       131,000    Bombay Dyeing GDR .........................    $    379,550         $    370,075
           150    DCL Polyesters Ltd+ .......................             296                   27
           100    Ester Industries Ltd+ .....................             104                   11
           300    Haryana Petrochemicals Ltd+ ...............             343                   23
     4,834,284    Reliance Industries Ltd ...................      19,835,014           25,971,774
         5,800    SRF Ltd+ ..................................          15,613                6,167
                                                                 ------------         ------------
                                                                   20,230,920           26,348,077
                                                                 ------------         ------------
                  Transportation                         0.00%
           100    NEPC India Ltd+ ...........................             194                   17
                                                                 ------------         ------------
                                                                          194                   17
                                                                 ------------         ------------
                  Vehicle Components                     0.43%
            25    Antifriction Bearings Corporation Ltd+ ....             101                    8
       120,001    Cummins Ltd B .............................       1,407,289            1,577,944
           125    FAG Bearings (India) Ltd ..................             334                  200
           100    Gleitlager (India) Ltd+* ..................              96                   13
       118,000    Swaraj Engines Ltd ........................       1,298,970            1,695,402
                                                                 ------------         ------------
                                                                    2,706,790            3,273,567
                                                                 ------------         ------------
                  Vehicles                               5.98%
       853,962    Ashok Leyland Ltd .........................       2,285,197            2,238,951
       233,125    Bajaj Auto Ltd ............................       3,202,478            1,763,175
       220,187    Hero Honda Motors Ltd 'B' .................       3,144,529            5,714,738
           600    Hindustan Motors Ltd+ .....................             467                  149
           100    LML Ltd ...................................             178                  148
       834,699    Mahindra & Mahindra Ltd ...................       7,210,620            8,059,163
       920,950    Punjab Tractors Ltd .......................       6,441,601           21,999,061
       289,335    Tata Engineering & Locomotive Company Ltd .       2,060,689            1,336,927
       363,700    TVS Suzuki Ltd ............................       2,766,232            4,506,536
                                                                 ------------         ------------
                                                                   27,111,991           45,618,848
                                                                 ------------         ------------

                  TOTAL COMMON STOCKS .......................     311,133,405          763,170,927
                                                                 ------------         ------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1999

Bonds (0.04% of holdings)

Par Value                                             Percent of
(000)             Security                              Holdings      Cost                Value
--------------------------------------------------------------------------------------------------
                  Diversified Industries                 0.04%
INR 4,220         DCM Shriram Consolidated NCD 13.00%,
                       11/6/01* .............................    $    134,584         $    107,942
INR 4,096         DCM Shriram Consolidated NCD 13.00%,
                       11/6/02* .............................         130,627              104,768
INR 4,096         DCM Shriram Consolidated NCD 13.00%,
                       11/6/03* .............................         130,627              104,768
                                                                 ------------         ------------
                                                                      395,838              317,478
                                                                 ------------         ------------

                  TOTAL BONDS ...............................         395,838              317,478
                                                                 ------------         ------------

                  TOTAL INDIA ...............................     311,529,243          763,488,405
                                                                 ------------         ------------

                  TOTAL INVESTMENTS** .................100.00%   $311,529,243         $763,488,405
                                                                 ============         ============

See page 19 for Footnotes and Abbreviations.

                                                            THE INDIA FUND, INC.

Schedule of Investments (concluded)                          December 31, 1999

Footnotes and Abbreviations

              GDR - Global Depository Receipt
              INR - Indian Rupee
              NCD - Non Convertible Debenture

              +  Non-income producing security.
              ++ Passive Foreign Investment Company.
              * At fair value as determined under the supervision of the Board of Directors.
              ** Aggregate cost for Federal income tax purposes is $311,836,540.
                 The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost             $496,767,009
                         Excess of tax cost over value              (45,115,144)
                                                                   ------------
                                                                   $451,651,865
                                                                   ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Assets and Liabilities                            December 31, 1999

Assets
Investments, at value (Cost $311,529,243) .....................   $ 763,488,405
Cash (including Indian Rupees of $7,369,574 with a cost
  of $7,373,224) ..............................................       7,752,458
Receivables:
   Dividends and reclaims of excess taxes withheld ............         993,685
   Interest ...................................................          16,252
   Securities sold ............................................       1,273,840
Prepaid expenses ..............................................          77,088
                                                                  -------------
      Total Assets ............................................     773,601,728
                                                                  -------------

Liabilities
Payable for securities purchased ..............................       2,743,215
Due to Investment Manager .....................................         640,804
Due to Administrator ..........................................         124,503
Accrued expenses ..............................................       1,145,393
                                                                  -------------
      Total Liabilities .......................................       4,653,915
                                                                  -------------
      Net Assets ..............................................   $ 768,947,813
                                                                  =============

      NET ASSET VALUE PER SHARE ($768,947,813 / 33,134,733
         shares issued and outstanding) .......................   $       23.21
                                                                  =============

Net assets consist of:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) ..........................   $      34,007
Paid-in capital ...............................................     466,440,960
Cost of 872,400 shares held in treasury stock .................      (9,526,174)
Accumulated net investment loss ...............................         (72,514)
Accumulated net realized loss on investments ..................    (139,781,620)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and
     liabilities denominated in foreign currency ..............     451,853,154
                                                                  -------------
      Net Assets ..............................................   $ 768,947,813
                                                                  =============

See accompanying notes to financial statements

                                                            THE INDIA FUND, INC.

                                                                                   For the Year Ended
Statement of Operations                                                             December 31, 1999
Investment Income
Dividends .......................................................                       $   5,496,400
Interest (net of Indian taxes withheld of $7,480) ...............                             123,881
                                                                                        -------------
            Total investment income .............................                           5,620,281
                                                                                        -------------
Expenses
Management fees .................................................   $   5,310,173
Custodian fees ..................................................       1,998,254
Administration fees .............................................         992,285
Legal fees ......................................................         201,900
Audit fees ......................................................         117,033
Insurance .......................................................         110,150
Directors' fees .................................................          41,199
NYSE fees .......................................................          32,339
Printing ........................................................          32,017
Transfer agent fees .............................................          17,601
Amortization of organizational costs ............................           9,542
Miscellaneous expenses ..........................................          42,491
                                                                    -------------
            Total expenses ......................................                           8,904,984
                                                                                        -------------

            Net investment loss .................................                          (3,284,703)
                                                                                        -------------

Net Realized and Unrealized Gain (Loss) On Investments, Foreign
Currency Holdings and Translation of Other Assets and Liabilities
Denominated in Foreign Currency:

Net realized gain (loss) on:
       Security transactions ....................................                          42,307,923
       Foreign currency related transactions ....................                            (139,303)
                                                                                        -------------
                                                                                           42,168,620
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
       and liabilities denominated in foreign currency ..........                         438,817,690
                                                                                        -------------

Netrealized and unrealized gain on investments, foreign
       currency holdings and translation of other assets and
       liabilities denominated in foreign currency ..............                         480,986,310
                                                                                        -------------

Net increase in net assets resulting from operations ............                       $ 477,701,607
                                                                                        =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Changes in Net Assets

                                                                           For the Year       For the Year
                                                                              Ended               Ended
                                                                         December 31, 1999  December 31, 1998
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss ..................................................     $  (3,284,703)     $    (968,843)
Net realized gain (loss) on investments and foreign currency
   related transactions ..............................................        42,168,620        (14,964,557)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities
   denominated in foreign currency ...................................       438,817,690         40,891,321
                                                                           -------------      -------------

   Net increase in net assets resulting from operations ..............       477,701,607        24,957,921
                                                                           -------------      -------------

Capital Share Transactions
Shares repurchased under Stock Repurchase Plan
   (830,700 shares and 41,700 shares, respectively) ..................        (9,276,977)          (249,197)
                                                                           -------------      -------------

   Net decrease in net assets resulting from capital share
   transactions ......................................................        (9,276,977)          (249,197)
                                                                           -------------      -------------

Total increase in net assets .........................................       468,424,630         24,708,724

NET ASSETS
Beginning of year ....................................................       300,523,183        275,814,459
                                                                           -------------      -------------

End of year ..........................................................     $ 768,947,813      $ 300,523,183
                                                                           =============      =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Financial Highlights
For a Share Outstanding throughout Each Period

                                             For the Year      For the Year     For the Year      For the Year       For the Year
                                                 Ended            Ended             Ended            Ended               Ended
                                              December 31,      December 31,     December 31,      December 31,      December 31,
                                                 1999              1998              1997             1996                1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year .....      $     8.85        $     8.11        $     7.56        $     8.94        $    13.92
                                              ----------        ----------        ----------        ----------        ----------
Net investment income (loss) ...........           (0.10)            (0.03)            (0.03)             0.02             (0.05)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated
  in foreign currency ..................           14.36              0.77              0.58             (1.39)            (4.93)
                                              ----------        ----------        ----------        ----------        ----------
Net increase (decrease) from
  investment operations ................           14.26              0.74              0.55             (1.37)            (4.98)
                                              ----------        ----------        ----------        ----------        ----------

Less: Dividends and Distributions
Dividends from net investment
  income ...............................              --                --                --             (0.01)               --
                                              ----------        ----------        ----------        ----------        ----------
Total dividends and distributions ......              --                --                --             (0.01)               --
                                              ----------        ----------        ----------        ----------        ----------

Capital share transactions
Anti-dilutive effect of Share Repurchase
  Program ..............................            0.10                --                --                --                --
                                              ----------        ----------        ----------        ----------        ----------
Total capital share transactions .......            0.10                --                --                --                --
                                              ----------        ----------        ----------        ----------        ----------
Net asset value, end of year ...........      $    23.21        $     8.85        $     8.11        $     7.56        $     8.94
                                              ==========        ==========        ==========        ==========        ==========

Per share market value, end of year ....      $  16.7500        $   6.3125        $   7.3750        $   7.6250        $   8.8750

Total Investment Return Based
  on Market Value* .....................          165.35%           (14.41)%           (3.28)%          (14.08)%          (17.44)%

Ratios/Supplemental Data
Net assets, end of period
  (in 000s) ............................      $  768,948        $  300,523        $  275,814        $  257,156        $  303,940
Ratios of expenses to average
  net assets ...........................            1.84%             2.03%             1.98%             2.03%+            2.03%
Ratios of net investment income (loss)
  to average net assets ................           (0.68)%           (0.34)%           (0.37)%            0.22%+           (0.38)%
Portfolio turnover .....................           18.65%            28.85%            42.61%            33.57%            25.28%

See page 24 for footnotes.

THE INDIA FUND, INC.

Financial Highlights (concluded)

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements                               December 31, 1999

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $324,722 (0.04% of net assets) at December 31, 1999, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically,

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1999

and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryover of $139,474,324 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $47,709,534 will expire in the year 2004, $56,935,932 will expire in 2005 and $34,828,858 will expire in 2006. During the year ended December 31, 1999, the Fund utilized $42,331,872 of capital loss carried forward from prior periods.

The Fund's foreign exchange losses incurred after October 31, 1999, but before December 31, 1999, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $72,514.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                   December 31, 1999

considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1999, the Fund reclassified $143,940 from accumulated net realized gain on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses and reclassified $3,416,169 from accumulated net investment loss to paid in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1999. Net investment loss and net assets were not affected by the reclassifications.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. CIBC Oppenheimer is a division of CIBC World Markets Corp. Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1999

investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1999, fees earned by the Investment Manager amounted to $5,310,173, of which the Investment Manager informed the Fund it paid $965,486 to ILFS.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1999, these fees amounted to $965,486. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 1999, fees and expenses of the Mauritius Administrator amounted to $26,799. At December 31, 1999, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $88,917,340 and $100,517,558 respectively, for the year ended December 31, 1999.

At December 31, 1999, the Fund owned securities valued at approximately $23,052,923 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                   December 31, 1999

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

The Fund will, in any year that it has taxable income for Mauririus tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%. For the year ended December 31, 1999, no provision for Mauritius taxes is considered necessary as a result of the net investment loss incurred by the Fund. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which is at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the year ended December 31, 1999, the Fund purchased 830,700 shares of capital stock on the open market at a total cost of $9,276,977. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 27.07%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan approved by the Fund's Board of Directors authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. During the year ended December 31, 1998, the Fund purchased 41,700 shares of capital stock at a total cost of $249,197 and at a weighted average discount of 27.93%. The shares purchased are held in treasury.

At a meeting held on December 10, 1999, the Fund's Board of Directors authorized the Fund to purchase up to an additional 1,000,000 shares of its capital stock. Subsequent to December 31,

THE INDIA FUND, INC.

Notes to Financial Statements (concluded)                      December 31, 1999

1999, the Fund made additional purchases aggregating 72,000 shares of capital stock in the open market at a total cost of $1,291,025. The weighted average discount of these purchases was 26.50%.

NOTE F: CONCENTRATION OF RISKS

At December 31, 1999, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 1999, the Fund has a concentration of its investments in the computer industry. The values of such investments may be affected by changes in such industry.

                                                            THE INDIA FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2000

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

                                                            THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transaction in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

Dividends and Distributions (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

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                                                                              35

THE INDIA FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a
wholly owned subsidiary of
CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC, Inc.

Transfer Agent:

The Bank of New York

Custodian:

The Bank of New York